UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2017

Marathon Patent Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36555	01-0949984
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

11100 Santa Monica Blvd

Suite 380

Los Angeles, CA 90025

(Address of principal executive offices) (zip code)

800-804-1690

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Copies to:

Harvey Kesner, Esq.

Sichenzia Ross Ference Kesner LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by Marathon Patent Group, Inc., a Nevada corporation (the “Company”), with the Securities and Exchange Commission (“SEC”) on September 5, 2017 (the “Original Form 8-K”).

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

On September 1, 2017, the Company entered into a Share Purchase Agreement (the “Purchase Agreement”) whereby a wholly-owned subsidiary of the Company, Marathon Group, S.A. (“Marathon SA”), sold its shares of Munitech IP S.a.r.l. (“Munitech”) to GPat Technologies, LLC (“GPat”). Pursuant to the Purchase Agreement, Marathon SA transferred the shares to GPat and $25,000 cash, in return for which, GPat acquired all the shares of Munitech, along with all assets and assumed all liabilities of Munitech. On September 5, 2017, the Company filed the Original Form 8-K disclosing the Purchase Agreement. This Form 8-K/A amends the Original Form 8-K to include pro forma financial information of the Company, filed as Exhibit 99.1 hereto, in accordance with Item 9.01 and in compliance with Regulation S-X (17 CFR 210.8-05) within seventy one calendar days after the date on which the initial report on Form 8-K was required to be filed. The Original Form 8-K is hereby amended to include the required pro forma financial information. Except as set forth in Item 9.01, no other changes are being made to the Original Form 8-K. The unaudited pro forma condensed combined consolidated financial statements reflect the operating results experienced by the Company prior to the disposition to GPat. Such statements should be read in conjunction with the historical financial statements of the Company.

The description of the Purchase Agreement found in this Form 8-K/A is not intended to be complete and is qualified in its entirety by reference to the Purchase Agreement incorporated by reference to Exhibit 10.6 to the Original Form 8-K.

(d)       Exhibits

Exhibit Number	Description
10.1	Purchase Agreement between Marathon Group S.A. and GPat Technology, LLC dated September 1, 2017 (Incorporated by reference to Exhibit 10.6 to the registrant’s Current Report on Form 8-K, filed September 5, 2017).
99.1	The Unaudited Pro Forma Condensed Combine Balance Sheet of the Company as of June 30, 2017 and the Unaudited Pro Forma Condensed Combined Statements of Income of Registrant for the period ended September 30, 2014 and the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON PATENT GROUP, INC.

Dated: November 14, 2017	By:	/s/ Francis Knuettel II
	Name:	Francis Knuettel II
	Title:	Chief Financial Officer